UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/27/2006

CNB BANCORP INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50729

Virginia	54-2059214
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11407 Windsor Blvd.
Windsor, VA 23487
(Address of principal executive offices, including zip code)

(757) 242-4422
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

CNB Bancorp, Inc. director James E. Laine resigned from his position on the boards of the holding company and its fully owned subsidiary, Citizens National Bank, effective September 21, 2006. Mr. Laine's resignation was not the result of disagreement on any matter relating to the Company's operations, policies or practices. We would like to thank Mr. Laine for his valuable contributions over the years and his ongoing support.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB BANCORP INC.

Date: September 27, 2006	By:	/s/ Elizabeth T. Beale
Elizabeth T. Beale
Vice President, CFO & Cashier

CNB BANCORP INC.

Date: September 27, 2006	By:	/s/ Elizabeth T. Beale
Elizabeth T. Beale
Vice President, CFO & Cashier

CNB BANCORP INC.

Date: September 27, 2006	By:	/s/ Elizabeth T. Beale
Elizabeth T. Beale
Vice President, CFO & Cashier